Ordinary Shares	12 Months Ended
Dec. 31, 2021
Ordinary shares
Ordinary shares
1 5 .	Ordinary Shares
In April 2019, the Company completed the Primary Offering. The total net proceeds to the Company, after deducting commissions and offering expenses, were US$245.7 million (RMB1,647.7 million).
In April 2020, 17,310,696 ADSs, representing 17,310,696 Class Z Ordinary Shares, were issued and sold to Sony. The net proceeds to the Company from the offering, after deducting offering expenses, were US$399.4 million (RMB2,817.5 million).
In March 2021,
the Company
listed its Class Z ordinary shares on the main board of the Hong Kong Stock Exchange. The Company issued a total of 28,750,000 Class Z ordinary shares in the global offering, including the fully exercised over-allotment option of 3,750,000 Class Z ordinary shares. Net proceeds from the global offering, including the over-allotment option, after deducting underwriting fees and other offering expenses, were approximately HKD22.9 billion (RMB19.3 billion).